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                                                                    EXHIBIT 99.2


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          J. C. PENNEY COMPANY, INC.

                     -------------------------------------

                         JCP MASTER CREDIT CARD TRUST

                     -------------------------------------

                       9.625% ASSET BACKED CERTIFICATES
                                   SERIES C
                              CUSIP NO. 466115AC6

     Under Section 5.2 of the Master Pooling and Servicing Agreement dated as of September 5, 1988, as supplemented by the Series C Supplement dated as of April 9, 1990, (together with the "Pooling and Servicing Agreement") by and between JCP Receivables, Inc., J. C. Penney Company, Inc. ("JCPenney"), as Servicer and The Fuji Bank and Trust Company (the "Trustee"), JCPenney is required to prepare certain information for each Series each month regarding current distributions to Certificateholders of such Series and the performance of the JCP Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Funding Date of May 15, 1996, and with respect to the performance of the Trust during the month of April, 1996, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of this Series (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution (Stated on the Basis
     ---------------------------------------------------------------------------
     of $1,000 Original Certificate Principal Amount) for this Series.
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     1.   The total amount of the distribution to
          Certificateholders per $1,000 original
          Certificate Principal amount.............  $                      0.00

     2.   The amount of the distribution set
          forth in paragraph 1 above allocable to
          Certificate Principal, per $1,000
          Original Certificate Principal
          amount...................................  $                      0.00

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     3.   The amount of the distribution set forth
          in paragraph 1 above allocable to
          Certificate Interest, per $1,000
          Original Certificate Principal
          amount...................................  $                      0.00

B.   Information Regarding the Funding Accounts (Stated on the Basis of $1,000
     -------------------------------------------------------------------------
     Original Certificate Principal Amount) for this Series.
     ------------------------------------------------------

     1.   The total amount on deposit in the
          Principal Funding Account allocable to
          Certificate Principal per $1,000
          Original Certificate Principal amount....  $                      0.00

     2.   The total amount on deposit in the
          Interest Funding Account allocable to
          Certificate Interest, per $1,000
          Original Certificate amount..............  $                     40.10

C.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collection of Principal Receivables
          -----------------------------------

          The aggregate amount of Collections of
          Principal Receivables processed which
          were allocated in respect of the
          Certificates of this Series..............  $                70,323,879

     2.   Collection of Finance Charge Receivables
          ----------------------------------------

          The aggregate amount of Collections of
          Finance Charge Receivables processed
          which were allocated in respect of the
          Certificates of this Series..............  $                 6,114,535

     3.   Net Recoveries
          --------------

          The aggregate amount of Net Recoveries
          which were allocated in respect of the
          Certificates of this Series..............  $                      0.00

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     4.   Principal Receivables in the Trust
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          (a) The aggregate amount of Principal
              Receivables in the Trust as of the
              end of the day on the last day of
              such month (which reflects the
              Principal Receivables represented
              by the JCPR Amount and by the
              Aggregate Investor Amount)...........  $             1,552,794,587

          (b) The amount of Principal Receivables
              in the Trust represented by the
              Aggregate Investor Amount as of
              the end of the day on the last day
              of such month........................  $               725,000,000

          (c) The Aggregate Investor Amount set
              forth in paragraph 4(b) above as a
              percentage of the aggregate amount
              of Principal Receivables set forth
              in paragraph 4(a) above..............                       46.69%

          (d) The Aggregate Investor Amount for
              this Series as a percentage of the
              aggregate amount of Principal
              Receivables in the Trust as set
              forth in paragraph 4(a) above........                       24.15%

     5.   Delinquent Balances
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts in the Trust
          which were delinquent as of the end of
          the day on the last day of such month:
                                                                      Aggregate
                                                                       Account
                                                                       Balance
                                                                       -------

          (a) 1 month:.............................  $                67,792,312
          (b) 2 months:............................                   26,719,625
          (c) 3 months:............................                   16,558,778
          (d) 4 months:............................                   11,938,755
          (e) 5 months:............................                    5,341,873
          (f) 6 or more months:....................                            0

                                           Total:    $               128,351,343

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     6.   Investor Default Amount
          -----------------------

          The aggregate amount of the Investor
          Default Amount which was allocated in
          respect of the Certificates of this
          Series..................................   $                 1,793,818

     7.   Investor Charge Offs;
          ---------------------
          Reimbursement of Charge Offs
          ----------------------------

          (a) The aggregate amount of Investor
              Charge Offs which was allocated
              in respect of the Certificates of
              this Series..........................  $                      0.00

          (b) The amount of the Investor Charge
              Offs set forth in paragraph 7(a)
              above, per $1,000 original
              Certificate Principal amount
              (which will have the effect of
              reducing pro rata, the amount of
              each Certificateholder's
              investment) allocated to this
              Series...............................  $                      0.00

          (c) The aggregate amount reimbursed
              to the Trust in the current month
              from drawings under the Letter of
              Credit in respect of Investor
              Charge Offs in prior months..........  $                      0.00

          (d) The amount set forth in paragraph
              7(c) above, per $1,000 Original
              Certificate Principal amount
              (which will have the effect of
              increasing, pro rata, the amount
              of each Certificateholder's
              investment) allocated to this
              Series...............................  $                      0.00

     8.   Investor Monthly Servicing Fee
          ------------------------------

          The amount of the Investor Monthly
          Servicing Fee for this Series for the
          preceding Monthly Period payable by
          the Trust to the Servicer................  $                   234,375

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     9.   Investor Monthly Facility Fee
          -----------------------------

          The amount of the Investor Monthly
          Facility Fee for this Series for the
          preceding Monthly Period payable by the
          Trust to JCPR............................  $                   390,625

     10.  Available L/C Amount
          --------------------

          The Available L/C Amount as of the
          close of business on the Distribution
          Date specified above for this Series...... $                45,000,000

D.   The Pool Factor.
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          The Pool Factor (which represents the
          ratio of the Adjusted Investor Amount
          for this Series as of the end of the
          last day of such month to the
          applicable Initial Investor Amount).
          (The amount of a Certificateholder's
          pro rata share of the Investor Amount
          can be determined by multiplying the
          original denomination of the Holder's
          Certificate by the Pool Factor)...........                   1.0000000


                          J. C. PENNEY COMPANY, INC.,
                                  as Servicer


                     By:          /s/ M. Rich
                          -------------------------------
                          Title:  Credit Controller